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                 Prudential Global Limited Maturity Fund, Inc.
           (formerly Prudential Short-Term Global Income Fund, Inc.) (Limited Maturity Portfolio formerly Short-Term Global Income Portfolio)
                           (Global Assets Portfolio)
                       Supplement dated October 17, 1995
                      to Prospectus dated January 3, 1995

New Fund Name

    The Board of Directors of Prudential Short-Term Global Income Fund, Inc. has approved changes in certain investment policies of the Short-Term Global Income Portfolio, such changes which are more fully described below. In connection with these investment policy modifications, the Fund and such Portfolio have changed their name to Prudential Global Limited Maturity Fund, Inc. and Limited Maturity Portfolio, respectively.

Proposed Reorganization

    The Board of Directors of Prudential Global Limited Maturity Fund, Inc. (the
Fund) has recently approved a proposal to sell the assets and liabilities of the Fund's Global Assets Portfolio for shares of the Fund's Limited Maturity Portfolio. Class A shares of the Global Assets Portfolio would be exchanged at net asset value for Class A shares of equivalent value of Limited Maturity Portfolio.

    The transaction has been approved by the Fund's Board of Directors and is subject to approval by the shareholders of the Global Assets Portfolio. It is anticipated that the proxy statement/prospectus relating to the proposed transaction will be mailed to Global Assets Portfolio shareholders in November 1995.

    Under the terms of the proposal, shareholders of Global Assets Portfolio would become shareholders of the Limited Maturity Portfolio. No sales charges would be imposed on the proposed transfer. The Fund anticipates obtaining an opinion of counsel that no gain or loss for federal income tax purposes would be recognized by shareholders of either portfolio as a result of the proposed transaction.

    Global Assets Portfolio no longer accepts purchase orders of its Class A shares, except for purchases by certain Retirement and Employee Plans (excluding IRA accounts). Existing shareholders may continue to acquire shares through dividend reinvestment. The current exchange privilege of obtaining shares of other Prudential Mutual Funds and the current redemption privilege for Global Assets Portfolio shareholders will remain in effect. Notwithstanding the above exceptions, no shares may be acquired by any means beginning four days prior to the date of closing of the proposed reorganization.

Limited Maturity Portfolio, formerly Short-Term Global Income Portfolio

    The Board of Directors has approved changes in certain investment policies which are effective immediately. In connection with such changes the Portfolio has changed its name to Limited Maturity Portfolio. This name change reflects the lengthening of the Portfolio's weighted average maturity from not more than 3 years, to more than 2, but less than 5 years. Other changes approved by the Fund's Board of Directors are reflected below.

    The following replaces the first paragraph under and supplements the information in ``How the Fund Invests--Investment Objectives and Policies.''

    The Limited Maturity Portfolio's investment objective is to maximize total return, the components of which are current income and capital appreciation. The Portfolio seeks to achieve its objective by investing primarily in a portfolio of investment grade debt securities having weighted average maturities of more than 2, but less than 5 years, and a maximum maturity for any individual security of 10 years. The Portfolio may also invest up

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to 15% of its total assets in non-investment grade securities with a minimum rating of B (as determined by the Standard & Poor's Ratings Group, Moody's Investors Services, Inc. or by another nationally recognized statistical ratings organization, or if unrated, deemed to be of equivalent quality by the Portfolio's investment adviser). Investment in non-investment grade securities may entail additional risks to the Portfolio. See ``How the Fund Invests--Risk Factors--Medium and Lower-Rated Securities.'' There is no assurance that the Portfolio will achieve its investment objective.

    The Limited Maturity Portfolio will under normal circumstances invest in a minimum of five different countries, and will invest at least 30% of its total assets in securities denominated in U.S. Dollars and in cash, and at least 50% of its total assets in securities denominated in the U.S., Canadian, Australian or New Zealand Dollar. The Portfolio may invest 100% of its assets in securities denominated in U.S. Dollars or in cash for temporary, extraordinary or emergency purposes.

    The following supplements ``How the Fund Invests--Other Investments and Investment Techniques.''

Zero Coupon Securities

    The Limited Maturity Portfolio may invest up to 10% of its total assets in zero coupon securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually ``phantom income.'' The Portfolio accrues income with respect to these securities prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.

Convertible Securities

    The Limited Maturity Portfolio may invest up to 5% of its total assets in convertible securities. A convertible security is generally a corporate bond (or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock. The Portfolio may from time to time hold common stock received upon the conversion of a convertible security. The Portfolio does not intend to retain the common stock in its portfolio and will sell it as soon as reasonably practicable. Convertible securities also include preferred stock which technically is an equity security.

    In general, the market value of a convertible security is at least the higher of its ``investment value'' (i.e., its value as a fixed-income security) or its ``conversion value'' (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

Securities of Other Investment Companies

    The Limited Maturity Portfolio may invest up to 5% of its total assets in shares of closed-end investment companies or investment trusts. If the Portfolio does invest in securities of other investment companies, shareholders of the Portfolio may be subject to duplicate management and advisory fees.

MF950C-15
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